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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2001

                               US DIAGNOSTIC INC.
                              -------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                   ---------
                 (State or other jurisdiction of incorporation)

               1-13392                         11-3164389
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       (Commission File Number)     (IRS Employer Identification No.)

250 Australian Avenue, Suite 900, West Palm Beach, Florida             33401
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (561) 832-0006
                                                    --------------


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ITEM 5.           OTHER EVENTS

Michael A. O'Hanlon resigned as a director of US Diagnostic Inc. (the "Company") effective September 13, 2001. Mr. O'Hanlon is the President and Chief Executive Officer of DVI, Inc. ("DVI"). DVI is an affiliate of DVI Business Credit Corporation and DVI Financial Services, Inc. both of which are significant lenders to the Company.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          US DIAGNOSTIC INC.


Dated: September 17, 2001                 By: /s/ P. Andrew Shaw
                                             -----------------------------------
                                             P. Andrew Shaw
                                             Executive Vice President and Chief
                                             Financial Officer


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